                                                                   Exhibit 10.10
                                                                   -------------
     Cyberian Outpost, Inc. has omitted from this Exhibit 10.10 portions of the Agreement for which Cyberian Outpost, Inc. has requested confidential treatment from the Securities and Exchange Commission. The portions of the Agreement for which confidential treatment has been requested are marked with X's in brackets and such confidential portions have been filed separately with the Securities and Exchange Commission.

                        INTERACTIVE MARKETING AGREEMENT
                        -------------------------------

This Interactive Marketing Agreement (the "Agreement"), is made and entered into as of December 1, 1997 (the "Effective Date"), by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Cyberian Outpost, Inc. (the "Marketing Partner" or "MP"), a Connecticut corporation, with offices at 27 North Main Street, P.O. Box 636, Kent, Connecticut 06757 (each a "Party" and collectively the "Parties.")

                                 INTRODUCTION
                                 ------------

     AOL and MP each desires to enter into an interactive marketing relationship whereby AOL will promote the MP Products and the interactive site referred to (and further defined) herein as the Affiliated MP Site. This relationship is further described below and is subject to the terms and conditions set forth in this Agreement. Defined terms used herein but not defined in the body of the Agreement shall be as defined in Exhibit B attached hereto.

                                     TERMS
                                     -----

1    PROMOTION, DISTRIBUTION AND MARKETING.
     -------------------------------------

 1.1.  AOL Promotion of MP Products and Affiliated MP Site. AOL will provide MP
       ---------------------------------------------------
       with the promotions for the MP Products and Affiliated MP Site described in Exhibit A attached hereto (the "Promotions"). Subject to MP's reasonable approval, AOL will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing MP with comparable promotional placements in appropriate alternative areas of the AOL Network. In addition, if AOL is unable to deliver any particular Promotion, AOL will work with MP to provide MP, as its sole remedy, with a comparable promotional placement (a "Comparable Placement"). In the event the Parties are unable to agree on a Comparable Placement, the Parties shall mutually agree to submit the matter to the Management Committee as provided in Section 7 hereof. AOL reserves the right to redesign or modify the organization, structure, "look and feel," navigation and other elements of the AOL services at any time. In the event such modifications materially and adversely affect any specific Promotion, AOL will work with MP to provide MP, as its sole remedy, with a comparable promotional placement.

 1.2 Impressions. During the Initial Term, AOL will deliver a total of [XXX XXXXXXX XXXXX XXXXX XXXXX XXXXX XXXXXXX XXXXXX XXXXXXXXX] Impressions (the "Impressions Commitment") through the Promotions. With respect to the Impressions Commitment, AOL will not be obligated to provide more than such target amounts during the Term. In the event that as of the end of the seventh month of the Term AOL shall not have provided a minimum of [XXXXX XXXXXX XXXXXXXXXXXX] Impressions through the Promotions (the "Impressions Minimum"), AOL shall have a reasonable time, not to exceed sixty (60) days, within which to deliver the Impressions Minimum. If AOL shall not have delivered the Impressions Minimum within sixty (60) days, as its sole remedy, [XXXXX XXXXXX XXXXXXXXXXXX]. If there is a shortfall in Impressions as of the end of the Initial Term (a "Final Shortfall"), AOL shall elect to either (i) provide MP with advertising placements out of excess inventory on the AOL Network which have a total value, based on AOL's then-current advertising rate card, equal to the value of the Final Shortfall (determined by multiplying the percentage of Impressions that were not delivered by the total, guaranteed payment provided for below) or (ii) continue to provide MP with certain Promotions designated by AOL in its sole and absolute discretion until the Impressions Commitment is fulfilled. If at any time during the Term MP shall not be in compliance with the provisions of this Agreement, and as a result of such non-compliance AOL is unable to provide the Impressions required hereunder during such period of non-compliance, then AOL shall have the right to reduce the Impressions Commitment, on

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         a pro-rata basis, for such period of non-compliance (e.g., if MP has not complied with the provisions of this Agreement for a period of two months, then AOL shall reduce the Impressions Commitment by an amount equal to the product of two (2) times [xxxxxxxxxxx] divided by fourteen
         (14)).

1.3      Content of Promotions. The specific Content to be contained within the
         ---------------------
         Promotions (including, without limitation, advertising banners and contextual promotions) (the "Promo Content") will be determined by MP, subject to (a) AOL's technical limitations, (b) the terms of this Agreement and (c) AOL's then-applicable policies relating to advertising and promotions. MP will consistently update the Promo Content no less than two times per week The Parties will jointly consult with each other regarding the Promo Content to ensure that it is designed to maximize performance. Except to the extent expressly described herein, the specific form, placement, duration and nature of the Promotions will be as determined by AOL in AOL's reasonable editorial discretion and in consultation with MP (consistent with the editorial composition of the applicable screens).

1.4      MP Promotion of AOL. As more fully set forth in Exhibit C attached
         -------------------
         hereto, MP will promote AOL as its preferred Interactive Service and will promote the availability of the Affiliated MP Site through the AOL Network. MP will not implement or authorize any promotion on behalf of any third party which is inconsistent with promotion of AOL as its preferred Interactive Service.

2        AFFILIATED MP SITE.
         ------------------

     2.1      Customized Site. The Affiliated MP Site shall be an optimized and
              ---------------
              "mirrored" version of MP's main web site containing the specific Content described in Section 2.2 below for-distribution hereunder according to AOL specifications and guidelines to ensure that (i) the functionality and features within the Affiliated MP Site are optimized for the client software then in use by a majority of AOL Members and (ii) the forms used in the Affiliated MP Site are designed and populated in a manner intended to minimize delays when AOL Users attempt to access such forms.

              2.1.1    Specific Requirements.
                       ---------------------

                  (i) MP shall design the Affiliated MP Site to conform, in all respects, with the provisions of Exhibit E attached hereto, and

                  (ii) AOL reserves the right to review the Affiliated MP Site to ensure that such site is compatible with AOL's then-available client and host software and the AOL Network. MP will take all necessary steps to conform its promotion and sale of the MP Products through the Affiliated MP Site to the then-existing technologies identified by AOL which are optimized for the AOL Network. AOL will be entitled to require changes to the Content (including, without limitation, the features or functionality) within any linked pages of the Affiliated MP Site to the extent such Content will, in AOL's good faith judgment, adversely affect any operational aspect of the AOL Network.

              2.1.2    Customization. MP shall customize the Affiliated MP Site
                       -------------
              for AOL Members as follows:

                  (i) ensure that the Affiliated MP Site is only available to, and accessible by, AOL Users:

                  (ii) ensure that AOL Users linking to the Affiliated MP Site do not receive advertisements, promotions or links for any other Interactive Service or any entity reasonably construed to be in competition with AOL or any other entity otherwise in conflict with AOL advertising policies and exclusivities; and


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              (iii)    with the exception of advertising links sold and
                       implemented pursuant to this Agreement, provide continuous navigational ability for AOL Users to return to an agreed-upon point on the AOL Network (for which AOL shall supply the proper address) from the Affiliated MP Site (e.g., the point on the AOL Network from which the Affiliated MP Site is linked), which, at AOL's option, may be satisfied through the use of a hybrid browser format.


2.2      Content. MP will provide a comprehensive offering of the MP Products
         -------
         and other Content described in Exhibit D-1 attached hereto, through the Affiliated MP Site. MP will review, delete, edit, create, update and otherwise manage all Content available on or through the Affiliated MP Site in accordance with the terms of this Agreement or any amendments thereto. MP will ensure that the Affiliated MP Site does not in any respect promote, advertise, market or distribute the products, services or content of any Interactive Service other than AOL. Except as otherwise mutually agreed upon by the Parties hereto, the Affiliated MP Site shall not contain Content (including without limitation, third party content) relating to anything other than the MP Products listed on Exhibit D-1 attached hereto.

2.3      Production Work. Except as agreed to in writing by the Parties pursuant
         ---------------
         to the "Production Work" section of the Standard Legal Terms & Conditions attached hereto as Exhibit F, MP will be responsible for all production work associated with the Affiliated MP Site, including all related costs and expenses.

2.4      Hosting; Communications. MP will be responsible for all communications,
         -----------------------
         hosting and connectivity costs and expenses associated with the Affiliated MP Site. In addition, MP will provide all computer, telephone and other equipment or resources necessary for MP to access the AOL Network. MP and AOL shall mutually agree upon the most appropriate means by which MP will connect the MP data center to AOL's designated data center; provided, however, that in the event the Parties determine that MP shall utilize a dedicated high speed connection from the MP data center to AOL's designated data center, then MP shall be responsible for all costs associated with such high speed connection.


2.5      Product Offering. MP will ensure that the Affiliated MP Site includes
         ----------------
         all of the MP Products or Content (including, without limitation, any features, offers, contests, functionality or technology) that are then made available by or on behalf of MP through any Additional MP Channel; provided, however, that (a) such inclusion will not be required where it is commercially or technically impractical to either Party (i.e., inclusion would cause either Party to incur substantial incremental cost), and (b) the specific changes in scope, nature and/or offerings required by such inclusion will be subject to AOL's review and approval and the terms of this Agreement.

2.6      Pricing and Terms. MP will ensure that: (a) the prices (and any other
         -----------------
         required consideration) for the MP Products in the Affiliated MP Site will not exceed the prices for the MP Products or any substantially similar products offered by or on behalf of MP through any Additional MP Channel; (b) the terms and conditions on which the MP Products or any other products are offered in or through the Affiliated MP Site are no less favorable, in any respect, than the terms and conditions on which the MP Products or any substantially similar products are offered by or on behalf of MP in or through any Additional MP Channel: and (c) both the prices and the terms and conditions related to the MP Products or any other products offered in the Affiliated MP Site are reasonably competitive in all material respects with the prices and terms and conditions for the MP Products or substantially similar products offered by any MP Competitor through any Interactive Site.

2.7      Special Offers. Subject to the provisions of Section 2.5 and 3.3
         --------------
         hereof, on a regular and



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                  consistent basis, MP shall promote the following through the
                  Affiliated MP Site;(a) preferred offerings of computer hardware and peripherals and packaged software to AOL Members and (b) other special offers exclusively available to AOL Members and/or AOL Users ((a) and (b) collectively, the "Special Offers"). MP will provide AOL with reasonable prior notice of Special Offers so that AOL can market the availability of such Special Offers in the manner AOL deems appropriate in its editorial discretion, subject to the terms and conditions hereof. The Affiliated MP Site and any promotions made by MP pursuant to the terms of this Agreement shall be designed to promote revenue.

          2.8     Operating Standards. MP will ensure that the Affiliated MP
                  -------------------
                  Site and the delivery of the MP Products complies at all times with the standards set forth in Exhibit E. To the extent site standards are not established in Exhibit E with respect to any aspect or portion of the Affiliated MP Site (or the MP Products or other Content contained therein), MP will provide such aspect or portion at a level of accuracy, quality, completeness, and timeliness which meets or exceeds prevailing standards in the retail computer hardware and peripherals industry.

          2.9     Advertising Sales. Subject to the terms hereof, MP shall have
                  -----------------
                  the right to sell promotions, advertisements, links, pointers or similar services or rights through the Affiliated MP Site ("Advertisements"). The specific advertising inventory within the Affiliated MP Site shall be determined by MP. MP will provide AOL with quarterly reports providing detailed information regarding any advertising sales by MP and any other information relevant to the computation and sharing of Advertising Revenues derived from the Affiliated MP Site. MP and AOL shall share the revenues derived from the sale of Advertisements in the Affiliated MP Site pursuant to Section
                  4.3 hereof. All Advertisements in the Affiliated MP Site shall be subject to AOL's then-applicable advertising policies and existing exclusivities.

3         AOL EXCLUSIVITY OBLIGATIONS.
          ---------------------------

          3.1     Exclusive Product. With respect to the MP Competitors listed
                  -----------------
                  below, from and after February 1, 1998, and for the remainder of the Initial Term, so long as MP is in compliance with all material terms of this Agreement, MP shall be the exclusive third party reseller of computer [xxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxx] as may be mutually agreed upon by the Parties, but specifically excluding, without limitation, such products as [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxx] promoted on the Exclusive Screens (the "Exclusive Products"). The MP Competitors shall consist of the third parties listed on Exhibit H attached hereto. To the extent that any MP Competitor is not solely a provider of the Exclusive Products (i.e. it is also engaged in activities other than providing the Exclusive Product) such exclusivity shall only apply to the marketing of the Exclusive Product by such MP Competitor.

          3.2     Exceptions. Notwithstanding anything to the contrary contained
                  ----------
                  in this Section 3, no provision of this Agreement shall limit AOL's ability (on or off the AOL Network) to:

                  (i) advertise Hardware Products sold through the AOL Store via pop-ups on the AOL Network;

                  (ii) promote, market or distribute the products of original equipment manufacturers of computer hardware and peripheral equipment;

                  (iii) promote, market or distribute the products of any third party that markets and/or distributes its products through an Auction Format or a Retail Club. For the purposes hereof, an "Auction Format" shall mean a format whereby products are sold through the



                                       4
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                  bidding by one or more individuals or entities on a product or group of products, and the price of such product or group of products is determined by the price paid by the highest bidder, and a "Retail Club" shall mean either (a) a business which sells a collection of goods or services and derives a substantial portion of its revenues from subscription fees paid by its members in order to gain access to such goods, services or products (e.g.: CUC International), or (b) a business which initially offers goods or services to its members at a steep discount in return for a contractual commitment from such members to purchase a certain number of goods or services at some future date (e.g.: Columbia Record Club or BMG Music Club); or

                  (iv) enter into an arrangement with any third party (which third party is not principally in the business of providing the Exclusive Products) for the primary purpose of acquiring AOL Users whereby such party is allowed to promote or market products or services to AOL Users that are acquired as a result of such agreement.

         3.3      Packaged Software. During the Term, MP shall have the right to
                  -----------------
                  promote, market and sell pre-packaged software on the AOL. Service and AOL.com, provided that such prepackaged software shall not be subject to the exclusivity provisions of Section 3.1.

4        PAYMENTS.
         --------

         4.1      Guaranteed Payments.

                  4.1.1 During the Initial Term, MP shall pay to AOL a guaranteed payment of Five Million Dollars
                           (US $5,000,000) as follows:

                           (i) Two Hundred Thousand Dollars (US $200,000) upon execution of this Agreement;

                           (ii) Two Hundred Thousand Dollars (US $200,000) on January 15, 1998;

                           (iii) Four Million Dollars (US $4,000,000) upon the occurrence of the earlier of (i) the receipt of funds by MP in a debt or equity financing (or series of related financings) consummated by MP after the Effective Date yielding aggregate proceeds to MP of at least Six Million Dollars (US $6,000,000) and (ii) March 1, 1998;

                           (iv) Two Hundred Thousand Dollars (US $200,000) on April 1, 1998;

                           (v) Two Hundred Thousand Dollars (US $200,000) on July 1, 1998 and

                           (vi) Two Hundred Thousand Dollars (US $200,000) on October 1, 1998.

                  4.1.2 During the AOL Renewal Term or the MP Renewal Term, as the case may be. MP will pay to AOL the guaranteed payments set forth in Section 6.2.

         4.2      Sharing of Transaction Revenues. MP shall pay to AOL an amount
                  -------------------------------
                  equal to [xxxxxxxxxxxxxx] of Transaction Revenues until such time as aggregate Transaction Revenues plus [xxxxxxxxxxxxxxx] of aggregate Advertising Revenue ("MP Revenues") shall equal a sum total of [XXXXXXX] (the "Threshold"). During the Initial Term, from and after the Threshold has been met, MP shall pay to AOL an amount equal to [xxxxxxxxxxxx] of aggregate Transaction Revenues. MP will pay all of the foregoing amounts on a quarterly basis within thirty (30) days of the end of the quarter in which the applicable Transaction Revenues were generated.



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     4.2.1  Sharing of Transaction Revenues During a Renewal Term pursuant to
            -----------------------------------------------------------------
            Section 6.2.
            ------------

            a. During the AOL Renewal Term, MP shall pay to AOL an amount equal to [XXXXXXXXX XXXXXXXX] of Transaction Revenues until such time as MP Revenues shall equal a sum total of [XXXXX XXXX XXXXXXX XXXXX XXXXXXXXXX] (the "AOL Renewal Threshold"). During the AOL Renewal Term, from and after the AOL Renewal Threshold has been met, MP shall pay to AOL an amount equal to [XXXX XXXXXXXX] of aggregate Transaction Revenues. MP will pay all of the foregoing amounts on a quarterly basis within thirty (30) days of the end of the quarter in which the applicable Transaction Revenues were generated.

            b. During the MP Renewal Term, MP shall pay to AOL an amount equal to [XXX XXXXXXXXX] of Transaction Revenues until such time as MP Revenues shall equal a sum total of [XXX XXXXXX XXXXX XXXX XXXXXXX XXXXXX XX XXXXXXX] (the "MP Renewal Threshold"). During the MP Renewal Term, from and after the MP Renewal Threshold has been met, MP shall pay to AOL an amount equal to [XXXX XXXXXXX] of aggregate Transaction Revenues. MP will pay all of the foregoing amounts on a quarterly basis within thirty (30) days of the end of the quarter in which the applicable Transaction Revenues were generated.

4.3  Sharing of Advertising Revenues. MP shall pay to AOL an amount equal to
     -------------------------------
     [XXXXX XXXXX XXXX] of all Advertising Revenues generated pursuant ot this Agreement. MP shall pay to AOL all Advertisng Revenues received and owned to AOL on a quarterly basis within thirty (30) days of the end of the quarter in which such amounts were generated by MP.

4.4  Alternative Revenue Streams. In the event MP or any of its affiliates (a)
     ---------------------------
     receives or desires to receive, directly or indirectly, any compensation in connection with the Affiliated MP Site other than Transaction Revenues or Advertising Revenues (an "Alternative Revenue Stream"), or (b) desires to materially alter its current business model (e.g.: a change to an Auction Format or Retail Club) (an "Alternative Business Model") MP will promptly inform AOL in writing, and the Parties will negotiate in good faith regarding whether MP will be allowed to (i) market products producing such Alternative Revenue Stream through the Affiliated MP Site or (ii) create an Alternative Business Model, and if so, the equitable portion of revenues from such Alternative Revenue Stream or Alternative Business Model (if applicable) that will be shared with AOL (in no event less than the percentage of Transaction Revenues to be paid to AOL pursuant to this
     Section 4). In the event the Parties cannot in good faith reach agreement regarding such Alternative Revenue Stream or Alternative Business Model within ten (10) days of AOL's request to negotiate, the Parties shall mutually agree to submit such dispute to the Management Committee for resolution in the manner set forth in Section 7 hereof.

4.5  Wired Payments; Late Payments. All payments required under this Section 4
     -----------------------------
     will be paid in immediately available, non-refundable funds wired to AOL's account. If (i) the amounts owed pursuant to Section 4.1 are not paid within five (5) business days of the date when such amounts are due and payable or (ii) the amounts owed pursuant to Sections 4.2, 4.3 and 4.4 are not paid within fifteen (15) days of the date when such amounts are due and payable, then in addition to its other remedies hereunder, AOL shall have the right to immediately terminate this Agreement. Notwithstanding the foregoing, after such time as AOL shall have received the payments required pursuant to Section 4.1.1 (iii) hereof, if the remaining amounts owed pursuant to Section 4.1 are not paid within [XXXXXXX] business days of the date when such amounts are due and payable, then MP shall have an additional [XXXXXXX] days within which to make such payment (the "Additional Payment Period"). If after such time payment shall not have been received by AOL, then in addition to its other remedies hereunder, AOL shall have the right to

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                  immediately terminate this Agreement. MP shall only be
                  entitled to one Additional Payment Period hereunder; In the event that MP requires more than one Additional Payment Period, AOL shall have the right to immediately terminate this Agreement in addition to any other remedies it may possess hereunder. All amounts owed hereunder not paid when due and payable will bear interest from the date such amounts are due and payable at the prime rate listed in the Wall Street Journal at such time.


         4.6      Auditing Rights. MP will maintain complete, clear and accurate
                  ---------------
                  records of all expenses, revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement, AOL will have the right, at its expense, to direct an independent certified public accounting firm to conduct a reasonable and necessary inspection of portions of the books and records of MP which are relevant to MP's performance pursuant to this Agreement; provided, however, that AOL shall not have the right to
                  --------  -------
                  perform more than two (2) such audits in any given calendar year. Any such audit may be conducted after twenty (20) business days prior written notice.

         4.7      Taxes. MP will collect and pay and indemnify and hold AOL
                  -----
                  harmless from, any sales, use, excise, import or export value added or similar tax or duty not based on AOL's net income, including any penalties and interest, as well as any costs associated with the collection or withholding thereof, including attorneys' fees.

         4.8      Reports; Customer Data.
                  ----------------------

                  4.8.1    Sales Reports. MP will provide AOL with a monthly
                           -------------
                           report in a reasonable AOL designated format, detailing the following activity in such month (and any other information mutually agreed upon by the Parties or reasonably required for measuring revenue activity by MP through the Affiliated MP Site), subject to MP's technical limitations: (i) summary sales information by day (date, number of MP Products, number of orders, total Transaction Revenues); and (ii) detailed sales information (order date/time stamp (if technically feasible), purchaser name and screenname) (the information in clauses (i) and (ii) are collectively referred to herein as "Sales Reports"). AOL will be entitled to use the Sales Reports in its business operations, subject to the terms of this Agreement and provided that such Sales Reports are not shared with the AOL Store for the purpose of marketing products competitive with the Exclusive Products. More generally, each payment to be made by MP pursuant to this Section 4 will be accompanied by a report containing information which supports the payment, including information identifying (i) gross Transaction Revenues and an aggregate accounting of all items deducted or excluded from gross Transaction Revenues to produce Transaction Revenues, including, without limitation, chargebacks and credits for returned or cancelled goods or services (and, where possible, an explanation of the type of reason therefor, e.g., bad credit card information, poor customer service, etc.) and (ii) any applicable Advertising Revenues.

                  4.8.2    Fraudulent Transactions. To the extent permitted by
                           -----------------------
                           applicable laws, MP will provide AOL with a report of any fraudulent order, including the date, screenname or email address and amount associated with such order, promptly following MP obtaining knowledge that the order is, in fact, fraudulent. AOL shall cooperate with MP in tracking any fraudulent orders.
5        WARRANTS
         --------

         5.1      Grant of Warrants. Subject to the receipt by MP of shareholder
                  -----------------
                  approval, MP hereby grants to AOL warrants (the "Warrants") representing the right for a ten-year period to purchase [xxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx] shares of MP common stock, with no par value (the "Common Stock"), at a price

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     per share equal to the lessor of [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
     xxxxxxxx] (the "Exercise Price"). Provided, however, that in connection with clause (i) above, if no Financing Event occurs by March 1, 1998, AOL shall receive the lowest price paid by any investor or group of investors in the next subsequent financing event occurring on or prior to December
     31, 1998.

5.2  Vesting of Warrants. The Warrants granted hereunder shall vest as follows:
     -------------------

     (i) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] shares on the Effective Date;

     (ii) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] shares immediately [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXX] and

     (iii) [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX] shares at the earliest of such time as MP shall have generated either [XXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
           XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

5.3  Terms and Conditions. AOL shall receive shares of Common Stock upon
     --------------------
     exercise of the Warrants granted hereunder. Additionally, six months after the effective date of the the initial public offering of securities of MP pursuant to an effective registration statement under the Securities Act of 1993, as amended, AOL shall be entitled to receive [XXXXXXXXX] demand registration rights, one of which may, at AOL's option, be on Form S-1 and piggyback registration rights in connection with any shares of stock received upon exercise of the Warrants. All such registration rights shall be subject to customary market stand-off and underwriter cutback provisions. Notwithstanding anything to the contrary contained herein, in the event MP shall grant registration rights to any investor in the Financing Event immediately subsequent to the Effective Date that are more favorable, in any respect, than those granted to AOL hereunder, then MP shall provide AOL with those right(s) that are more favorable than the rights of AOL.

5.4  Anti-Dilution Rights. On the date hereof AOL shall have weighted average
     --------------------
     anti-dilution protection rights in the event that MP issues any shares of Common Stock or any security convertible into or exchangeable for Common Stock to any person or entity and the consideration per share is less than the Exercise Price. Notwithstanding the foregoing, in the event, that MP provides anti-dilution protection rights to any investor in the Financing Event immediately subsequent to the Effective Date hereof that are more favorable to such investor, in any respect, than the rights granted to AOL pursuant to the first sentence of this Section 5.4, MP hereby agrees to provide AOL with any and all such more favorable anti-dilution protection rights. All rights granted in this Section 5.4 are supplementary and additional to any other rights provided herein, including, without limitation, the rights granted in Section 5.1 hereof.

5.5  Approval; Final Agreement
     -------------------------

     (a) The provisions of this Section 5 contain all of the principal and essential terms and conditions of the Warrants granted to AOL hereunder, and without limiting the foregoing, within thirty (30) days of the execution hereof (the "Cutoff Date"), MP shall convene a meeting of its shareholders and shall use its best efforts to authorize the grant of Warrants made to AOL hereunder and upon receipt of the requisite approvals, MP shall

                                                                    Confidential




                  issue the Warrants granted hereunder and will enter into a Common Stock Warrant Purchase Agreement which will document the grant of Warrants hereby made by MP to AOL.

                  (b) MP hereby acknowledges and agrees that, in the event of a breach of the provisions of this Section 5.4, AOL would be irreparably harmed and it would be impossible for AOL to determine the amount of damages that would result from such breach, and that accordingly, any remedy at law for any such breach or threatened breach thereof, would be inadequate, Accordingly, MP agrees that if the Cutoff Date shall have occurred and (i) MP shall not have convened a meeting of its shareholders or (ii) MP shall have received shareholder approval but the Warrants shall not have been issued to AOL, the provisions of this Section 5.4 may be specifically enforced through equitable and injunctive relief in addition to any other applicable rights or remedies AOL may have, from any court of competent jurisdiction. MP hereby waives the claim or defense that a remedy at law would be adequate in respect to this provision, and agrees to have this Section 5.4 specifically enforced against MP without the necessity of posting bond or other security, and consents to the entry of injunctive relief enjoining or restraining any breach or threatened breach of this Section 5.4.

                  (c) In the event that MP shall not have obtained shareholder approval for the grant of Warrants made to AOL hereunder by the Cutoff Date, then in addition to its other remedies hereunder, AOL shall have the right to immediately terminate this Agreement.

6        TERM: RENEWAL: TERMINATION.
         --------------------------

         6.1      Term. Unless earlier terminated as set forth herein, the
                  ----
                  initial term of this Agreement will be fourteen (14) months from the Effective Date (the "Initial Term"). The Initial Term and either the AOL Renewal Term or the MP Renewal Term, as the case may be, shall be referred to herein as the "Term".

         6.2      Renewal.
                  -------

                  6.2.1    One-Year Extension by AOL. In the event MP shall have
                           -------------------------
                           generated [xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx] in Target Revenues during the Initial Term (the "Target Amount"), AOL may at its option extend the Agreement for an additional year (an "AOL Renewal Term") by providing MP with written notice thereof no later than the later of (i) November 15, 1998 or (ii) fifteen (15) days after MP shall have generated the Target Amount (the "Put Notice"). During any such AOL Renewal Term, MP shall pay to AOL a guaranteed payment of [xxxxxxxxxxxxxxxxx payable as follows: [x xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxx] In the event that an equity financing is consummated by MP prior to the expiration of the Initial Term yielding aggregate proceeds to MP of at least [xxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx] the foregoing payments schedule shall no longer be in effect, and MP shall make the following payment on an accelerated schedule :[xxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxx]

                                                                    Confidential


     6.2.2  One-Year Extension by MP. In the event that (i) MP shall not have
            ------------------------
            generated the Target Amount or (ii) AOL shall have elected not to renew this Agreement pursuant to the terms of Section 6.2.1, MP may, no later than September 15, 1998, notify AOL in writing that MP desires to renew this Agreement for one (1) additional year (the "MP Renewal Term"). During the MP Renewal Term, MP shall pay to AOL a guaranteed payment of [XXXXXXXXXXXXXXXXXXXXXXXX] payable as follows:

            [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
             XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

6.3  Termination for Breach. Except as expressly provided elsewhere in this
     -----------------------
     Agreement, either Party may terminate this Agreement at any time in the event of a material breach of the Agreement by the other Party which remains uncured after thirty (30) days written notice thereof to the other Party (or such shorter period as may be specified elsewhere in this Agreement); provided that, AOL will not be required to provide notice to MP in connection with MP's failure to make any payment to AOL required hereunder. Notwithstanding the foregoing, in the event of a material breach of a provision that expressly requires action to be completed within an express period shorter than 30 days, either Party may terminate this Agreement if the breach remains uncured after written notice thereof to the other Party. In the event that MP terminates this Agreement in accordance with the terms and conditions of this Section 6.3 due to a material breach of AOL of the terms of this Agreement, provided that MP shall have paid all amounts then due and owing pursuant to Section 4.1, 4.2 and 4.3 hereof, MP shall no longer owe any amounts due under Sections 4.1, 4.2 or 4.3.

6.4  Termination for Bankruptcy/Insolvency. Either Party may terminate this
     -------------------------------------
     Agreement immediately following written notice to the other Party if the other Party (i) ceases to do business in the normal course, (ii) becomes or is declared insolvent or bankrupt, (iii) is the subject of any proceeding related to its liquidation or insolvency (whether voluntary or involuntary) which is not dismissed within ninety (90) calender days or (iv) makes an assignment for the breach of creditors.

6.5  Termination on Change of Control. In the event of a Change of Control of MP
     --------------------------------
     resulting in control of MP by an Interactive Service other than AOL, AOL may terminate this Agreement by providing to MP thirty (30) days prior written notice of such intent to terminate.

6.6  Expiration of Term. Upon the termination of this Agreement by AOL, pursuant
     ------------------
     to Section 6.3, or the expiration of the Initial Term, the AOL Renewal Term or the MP Renewal Term. AOL shall have the right for successive one year periods (each a "Renewal Term") to promote one or more "pointers" or links from the AOL Network to any MP Interactive Site selling products substantially similar to the MP products (the "Link"); provided that (i) AOL shall have the right to use MP's tradenames, trademarks and service marks in connection with the Link and (ii) MP shall not be required to perform the

                                                                    Confidential


                  cross promotional obligations required hereunder.

                  6.6.1    Payments. In connection with the foregoing, MP shall
                           --------
                           make the following payments to AOL:

                           (a) an amount equal to [xxxxxxxxxxxx] of all revenues derived from the sale of products in the MP Interactive Site which are attributable to the Link (the "MP Interactive Transaction Revenues") during the first Renewal Term:

                           (b) an amount equal to the greater of (i)[xxxxxxxxx] of all MP Interactive Transaction Revenues and (ii) the standard percentage of revenues paid to other vendors of MP during the second Renewal Term: and

                           (c) a percentage of MP Interactive Transaction Revenues that is no less than the standard percentage of revenues paid to other vendors of MP at all times after the second Renewal Term.

                  6.6.2    Exclusivity. AOL shall have the right to maintain the
                           -----------
                           exclusivity provisions of Section 3.1 hereof during any Renewal Term (the "Exclusivity Right"); provided, however, that the Exclusivity Right shall be exercisable by AOL for an aggregate period not to exceed two Renewal Terms. In the event that AOL exercises the Exclusivity Right during any Renewal Term, notwithstanding the provisions of Section 6.6(ii), MP shall continue to perform the cross promotional obligations required hereunder.

7         MANAGEMENT COMMITTEE/ARBITRATION. If the Parties are unable to resolve
          --------------------------------
          any dispute, controversy or claim arising under this Agreement (excluding any disputes relaxing to intellectual property rights or confidentiality) (each a "Dispute"), such Dispute shall be submitted to the Management Committee for resolution. If the Management Committee is unable to resolve the Dispute within ten (10) business days after submission to them, the Dispute shall be solely and finally settled by arbitration in Washington, D.C. under the auspices of the American Arbitration Association; provided that the Federal Rules of Evidence shall apply to any such Dispute and, subject to the arbitrators' discretion to limit the time for and scope of discovery, the Federal Rules of Civil Procedure shall apply with respect to discovery; and provided further that, consistent with the parties' desire to avoid delays and unnecessary expense, any Dispute arising from any provision of the Agreement which expressly or implicitly provides for the parties to reach mutual agreement as to certain terms therein shall not be submitted to arbitration but shall be resolved in good faith by the Management Committee. The arbitrator may enter a default decision against any Party who fails to participate in the arbitration proceedings. For purposes herein, the "Management Committee" shall mean a committee made up of two (2) senior executives from each of the Parties for the purpose of resolving Disputes under this Section and generally overseeing the relationship between the Parties contemplated by this Agreement. Notwithstanding the foregoing, during the resolution of any Dispute, the Parties hereto shall continue to make all payments required hereunder.

8         STANDARD TERMS. The Standard Online Commerce Terms & Conditions set
          --------------
          forth in Exhibit F attached hereto and Standard Legal Terms & Conditions set forth on Exhibit G attached hereto are each hereby made a part of this Agreement.

                                                                    Confidential


IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Effective Date.

AMERICA ONLINE, INC.                          CYBERIAN OUTPOST, INC.

By: /s/ David M Colburn                       By: /s/ Darryl Peck
  --------------------------------              --------------------------------
Print Name: David M. Colburn                  Print Name: Darryl Peck
           -----------------------                       -----------------------
Title: Sr. Vice President                     Title: President/CEO
      ----------------------------                  ----------------------------

                                                                    Confidential


                                   EXHIBIT A

                           Placement/Promotion Plan
                           ------------------------


AOL Networks Placement and Integration

---------------------------------------------------------------------------------------
#   Screen              Item                        Frequency
---------------------------------------------------------------------------------------
COMPUTING CHANNEL PLACEMENT
---------------------------------------------------------------------------------------
1   Channel Main       Bottom Feature Product       50%                Non-exclusive
                       Promotion                                          screen
---------------------------------------------------------------------------------------
2   Channel Main       Rotated Banner               11%                Non-exclusive
                                                                          screen
---------------------------------------------------------------------------------------
3   Superstore Main*   1 Promotion Box              Permanent          Exclusive screen
---------------------------------------------------------------------------------------
4   Superstore Main*   Product Search for Hardware  Permanent          Exclusive screen
                       and Mail Order Software
---------------------------------------------------------------------------------------
5   Superstore         Exclusive Integration in     Permanent          Exclusive screen
    Hardware           Hardware Categories
    Category*          List Box
---------------------------------------------------------------------------------------
6   Superstore         Feature Product Promotion-   15 rotations/mth   Exclusive screen
    Hardware
    Category*
---------------------------------------------------------------------------------------
7   Superstore         Shared Integration in        Permanent          Non-exclusive
    Software           Software Categories
    Category*          List Box
---------------------------------------------------------------------------------------
8   Superstore         Feature Product Promotion-   15 rotations/mth   Non-exclusive
    Software           50% of total
    Category*
---------------------------------------------------------------------------------------
9   Companies          List Box Listing             Permanent          Non-exclusive
---------------------------------------------------------------------------------------
10  Companies          Banner-Rotated between       11%                Non-exclusive
                       nine sponsors
---------------------------------------------------------------------------------------
11  Buyer's Guide      Name Integration and         Permanent          Exclusive screen
                       Banner
---------------------------------------------------------------------------------------
12  Buyer's Guide      Bottom Feature Product       50%                Exclusive screen
                       Button
---------------------------------------------------------------------------------------
13  Miscellaneous      Banners                                         Non-exclusive
    Channel
---------------------------------------------------------------------------------------
14  Weekly Byte-       Article links                Permanent          Exclusive screen
    Channel
    Newsletter
---------------------------------------------------------------------------------------


SHOPPING CHANNEL PLACEMENT
---------------------------------------------------------------------------------------
15  Computer           Anchor                       Permanent          Non-exclusive
---------------------------------------------------------------------------------------

                                                                    Confidential


--------------------------------------------------------------------------------
    Software
    Department
--------------------------------------------------------------------------------
16  Computing           Anchor                       Permanent    Non-exclusive
    Hardware
    Department
--------------------------------------------------------------------------------
* Computer Superstore is presently being redesigned. The actual item design is subject to change.


AOL.COM Placement and Integration

--------------------------------------------------------------------------------
#   Area                Item                         Frequency
--------------------------------------------------------------------------------


AOL Netfind Timesavers Placement
--------------------------------------------------------------------------------
1   Buy a Computer      Shortcut                     Permanent    Non-exclusive
    - Main
--------------------------------------------------------------------------------
2   Home & Family       Recipes/Financial Planning   Permanent    Non-exclusive
    - Main              Software Store, listing &
                        review
--------------------------------------------------------------------------------
3   Your Health -       Health/Research Software     Permanent    Non-exclusive
    Main                Store, listing & review
--------------------------------------------------------------------------------
4   Reference Source    Research, Software Store,    Permanent    Non-exclusive
    - Main              listing & review
--------------------------------------------------------------------------------

Net channels Placement
--------------------------------------------------------------------------------
5   Computing Main      Shortcut                     Permanent    Non-exclusive
--------------------------------------------------------------------------------
6   Computing Main      Listing & Review Pointer     Permanent    Non-exclusive
--------------------------------------------------------------------------------

     Keywords
     --------

     The Affiliated MP Site will be accessible from the AOL Network through the use of the keyword "Outpost", "Cyberian" and "Cyberian Outpost" (or such other keyword as AOL may assign to MP in the case of a name change; provided, however, that such keyword (i) shall at all times be subject to availability and (ii) shall be a "non-generic" trademark of MP).

                                                                    Confidential

                                   EXHIBIT B

                                  Definitions
                                  -----------

The following definitions will apply to this Agreement:

Additional MP Channel.  Any other distribution channel (e.g., an interactive
---------------------
Service other than AOL) through which MP makes available an offering comparable in nature to the Affiliated MP Site.

Advertising Revenues.  Aggregate amounts collected plus the fair market value of
--------------------
any other compensation received (such as barter advertising) by MP, or its agents, arising from the license or sale of advertisements, promotions, links or sponsorships ("Advertisements") that appear within any pages of the Affiliated MP Site or on any screens or forms preceding, framing or otherwise directly associated with the Affiliated MP Site, less applicable Advertising Sales Commissions and (b) any co-op marketing fees, or any similar fees collected by MP from vendors for (i) "shelf space" in any MP Interactive Site linked to from the AOL Network or (ii) direct marketing efforts directed at any AOL Member or AOL User.

Advertising Sales Commission.  (i) Actual amounts paid as commission to third
----------------------------
party agencies in connection with the sale of the Advertisement or (ii) 15%, in the event the Party has sold the Advertisement directly and will not be deducting any third party agency commissions.

Affiliated MP Site.  The specific area to be promoted and distributed by AOL
------------------
hereunder through which MP can market and complete transactions regarding the MP Products.

AOL Interactive Site.  Any Interactive Site which is managed, maintained, owned
--------------------
or controlled by AOL or its agents.

AOL Look and Feel.  The elements of graphics, design, organization,
-----------------
presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with interactive Sites within the AOL Service or AOL.com.

AOL Member.  Any authorized user of the AOL Network, including any sub-accounts
----------
using the AOL Network under an authorized master account.

AOL Network. (i) The AOL Service, (ii) AOL.com and (iii) any other product or
-----------
service owned, operated, distributed or authorized to be distributed by or through AOL or its affiliates worldwide (and including those properties excluded from the definitions of the AOL Service or AOL.com).

AOL Purchaser.  Any person or entity who enters the Affiliated MP Site, and
-------------
purchases an MP Product or any other products or services sold therein.

AOL Service.  The U.S. version of the America Online(R) brand service,
-----------
specifically excluding (a) AOL.com or any other AOL Interactive Site, (b) the International versions of the AOL Service (e.g., AOL Japan), (c) "Driveway," "NetFind," "AOL Instant Messenger" or any similar product or service offered by or through the U.S. version of the America Online(R) brand service, (d) "Digital Cities," "WorldPlay," "Entertainment Asylum," the "HUB," or any similar "sub-service" offered by or through the U.S. version of the America Online(R) brand service, (e) any yellow pages, white pages, classifieds or other search, directory, or review services or Content offered by or through the U.S. version of the America Online(R) brand service, (f) any AOL product or service delivered primarily through a broadband distribution platform (including a television platform), (g) any co-branded or private table branded version of the AOL service and (h) any programming or content area offered by or through the U.S. version of the America Online(R) brand service over which AOL does not exercise complete or substantially complete operational control (e.g., third-party Content areas, any Interactive Site containing "members.aol.com" as part of its
URL).

                                                                    Confidential

AOL User.  Any user of the AOL Service or AOL.com.
--------

AOL.com.  AOL's primary Internet-based Interactive Site marketed under the
-------
"AOL.COM" brand, specifically excluding (a) the AOL Service, (b) any international versions of AOL.com. (c) "Driveway," "NetFind," "AOL Instant Messager" or any similar product or service offered by or through such site or any other AOL Interactive Site, (d) "Digital Cities," "WorldPlay," "Entertainment Asylum," "the Hub,"or any similar "sub-service" offered by or through such site or any other AOL Interactive Site, (e) any yellow pages, white pages, classifieds or other search or directory services offered by or through such site or any other AOL Interactive Site and (f) any programming or content area offered by or through such site or any other AOL Interactive Site over which AOL does not exercise complete or substantially complete operational control (e.g., third-party Content areas, any Interactive Site containing "members.aol.com" as part of its URL).

Change of Control.  (a) The consummation of a reorganization, merger or
----------------
consolidation or sale or other disposition of substantially all of the assets of a party; or (b) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended) of beneficial ownership (within the meaning of Rule 13-d promulgated under such Act) of more than 50% of either (i) the then outstanding shares of common stock of such party; or (ii) the combined voting power of the then outstanding voting securities of such party entitled to vote generally in the election of directors. Notwithstanding the foregoing, the initial public offering of securities of MP pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not be considered a Change of Control.

Confidential Information.  Any information relating to or disclosed in the
------------------------
course of the Agreement, which is or should be reasonably understood to be confidential or proprietary to the disclosing Party, including, but not limited to, the material terms of this Agreement, information about AOL Members, AOL Users, AOL Purchasers and MP customers, technical processes and formulas, source codes, product designs, sales, cost and other unpublished financial information, product and business plans, projections, and marketing data. "Confidential Information" will not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party.

Content.  Information, materials, features, products, advertisements,
-------
promotions, links, pointers and software, including any modifications, upgrades, updates, enhancements and related documentation.

Exclusive Screens.  The specific promotional areas or portions thereof, of the
-----------------
AOL Service and AOL.com wherein which AOL will promote the Exclusive Products as described in Exhibit A.

Impression.  User exposure to the page containing the applicable Promotion, as
----------
such exposure may be reasonably determined and measured by AOL in accordance with its standard methodologies and protocols.

Interactive Service.  Any entity that offers online or Internet connectivity (or
-------------------
any successor form of connectivity), aggregates and/or distributes a broad selection of third-party interactive Content, or provides interactive navigational services (including, without limitation, any online service providers, Internet service providers, WebTV, @Home or other broadband providers, search or directly providers, "push" product providers such as the Pointcast Netcash Network or providers of interactive navigational environments such as Microsoft's proposed "Active Desktop").

Interactive Site.  Any interactive site or area, including, by way of example
----------------
and without limitation, (i) an MP site on the World Wide Web portion of the Internet or (ii) a channel or area delivered through a "push" product such as the Pointcast Network or interactive environment such as Microsoft's proposed "Active Desktop."

Licensed Content.  All Content offered through the Affiliated MP Site pursuant
----------------
to this Agreement or otherwise provided to AOL by MP for related purposes (e.g., Promotions, AOL "slideshows", etc.).

including in each case, any modifications, upgrades, updates, enhancements, and related documentation.

MP Interactive Site.  Any Interactive Site (other than the Affiliated MP Site)
-------------------
which is managed, maintained, owned and controlled by MP or its agents.

MP Product.  Any product, good or service which MP (or others acting on its
----------
behalf or as distributors) offers, sells, provides, distributes or licenses to AOL Users directly or indirectly through (i) the Affiliated MP Site (including through any Interactive Site linked thereto) and which are listed on Exhibit D-1 to the Agreement, (ii) any other electronic means related to an AOL User's visit to the Affiliated MP Site (e.g., e-mail offers following user registration), or
(iii) an "offline" means (e.g., toll-free number) for receiving orders related to specific offers within the Affiliated MP Site requiring purchasers to reference a specific promotional identifier or tracking code.

Target Revenues.  The sum of (a) MP Revenues and (b) [XXX] of the gross revenues
---------------
generated by user of any MP Interactive Site with and AOL.com address of URL, excluding any revenues generated by individuals listed on Exhibit D-2 attached hereto.

Transaction Revenues.  Aggregate amounts paid by AOL Purchasers in connection
--------------------
with the sale, licensing, distribution or provision of any MP Products, including, in each case, service charges, and excluding, in each case, amounts collected for sales or use taxes or duties.

                                                                   Confidential


                                   EXHIBIT C

                              MP Cross-Promotion
                              ------------------

Online
------

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
in an MP Interactive Site, MP shall also provide a Promotional Presence to AOL in such MP Interactive Site linking to such areas of the AOL Network as determined by AOL and to the extent that MP provides promotional information about the products of any other Interactive Service. MP shall provide a prominent "Try AOL" feature where users can obtain promotional information about AOL products and services and, at AOL's option, download or order AOL's then-current version of client software for the AOL Service or software for any other AOL products or services (e.g., AOL's Instant Messenger service) on terms and conditions (including, without limitation, scope, purpose, amount, prominence or regularity) that are no less favorable than the terms and conditions provided to such other Interactive Service. To the extent that MP shall undertake any of the foregoing promotions with respect to AOL, MP shall also promote AOL as its preferred Interactive Service.

Offline
-------

MP shall promote AOL in MP's television, radio and print advertisements and in any publications, programs, features or other forms of media over which MP exercises at least partial editorial control, including, without limitation, the following:

 .  Specific references or mentions (verbally where possible) of the Affiliated
   MP Site's availability through American Online(R) immediately following any reference to any MP Interactive Site; and
 . Prominent promotion of the AOL "keyword" for the Affiliated MP Site whenever it mentions the "URL(s)" for the MP Interactive Site.

Member Acquisition Programs
---------------------------

The Parties shall negotiate, in good faith, various AOL member acquisition programs, including, without limitation, the bundling of AOL software with products (i.e.: computer hardware, peripheral and packaged software) shipped by MP to existing MP customers who are not members of AOL./2/





------------------
/1/ AOL will pay MP a one-time standard bounty for each person who registers for the AOL Network using MP's special identifier for this promotion and subsequently pays AOL monthly usage fees across at least three billing cycles for the use of the AOL Network. Note that if this promotion is delivered through Microsoft's Active Desktop or any other "push" product (an "Operating System"), such feature will link users directly to AOL software within the Operating System or direct users without Internet access to any AOL application setup program within the Operating System (all subject to any standard policies of the Operating System).

/2/ AOL will pay MP a one-time standard bounty for each person who registers for the AOL Network using MP's special identifier for this promotion and subsequently pays AOL monthly usage fees across at least three billing cycles for the use of the AOL Network.

                                                                  Confidential

                                  EXHIBIT D-1

                 Description of MP Products and Other Content
                 --------------------------------------------


The products sold on MP's primary website at http://www.cyberianoutpost.com as of the Effective Date hereof (e.g., CPU's, laptops, notebook computers, monitors, mouses, disk drives, modems, keyboards, printers, computer manuals, computer books and such comparable, additional computer hardware products directly related to the use of a CPU, software, speakers, video game consoles, joysticks, electronic organizers (or other Windows CE devices), calculators, pagers and a limited selection of other similar electronic products, and accessories). To the extent that MP offers, or intends to offer, any products which in any way conflicts with any of AOL's existing exclusively arrangements (including, without limitation, books). MP and AOL shall mutually agree upon (i) whether such products will be sold in the Affiliated MP Site, and (ii) the manner in which such products will be sold. To the extent that MP offers, or intends to offer, any products which in any way conflicts with any of AOL's existing exclusivity arrangements (including, without limitation, books), MP and AOL shall mutually agree upon (i) whether such products will be sold in the Affiliated MP Site, and (ii) the manner in which such products will be sold.

                                                                    Confidential


                                  EXHIBIT D-2

                   Pre-Existing AOL Member Customers of MP
                   ---------------------------------------

                        Copy on file with AOL's counsel

                                                                    Confidential

                                   EXHIBIT E

                              Operating Standards
                              -------------------


1.  General. MP shall comply with all terms set forth in this Exhibit E within
    -------
ninety (90) days of the Effective Date and for the remainder of the Term. The Affiliated MP Site (including the MP Products and other Content contained therein) will be in the top ten (10) in computer hardware and peripherals industry, as determined by each of the following methods: (a) based on a cross-section of third-party reviewers who are recognized authorities in such industry and (b) with respect to all material quality averages or standards in such industry, including each of the following: (i) pricing of MP Products, (ii) scope and selection of MP Products, (iii) quality of MP Products, (iv) customer service and fulfillment associated with the marketing and sale of MP Products and (v) ease of use. In addition, the Affiliated MP Site will, with respect to each of the measures listed above, be competitive in all respects with that which is offered by any MP Competitors.

2.  Hosting; Capacity. MP will provide all computer servers, routers, switches
    -----------------
and associated hardware in an amount reasonably necessary to meet anticipated traffic demands, adequate power supply (including generator back-up) and HVAC, adequate insurance, adequate service contracts and all necessary equipment racks, floor space, network cabling and power distribution to support the Affiliated MP Site. In the event MP fails to satisfy this requirement AOL will have the right (in addition to any other remedies available to AOL hereunder) to regulate the Promotions to the extent necessary to minimize user delays until such time as MP corrects its infrastructure deficiencies.

3.  Speed; Accessibility. MP will ensure that the performance and availability
    -------------------
of the Affiliated MP Site (a) is monitored on a continuous, 24/7 basis and (b) remains competitive in all material respects with the performance and availability of other similar sites based on similar form technology. MP will ensure that (a) the functionality and feature within the Affiliated MP Site are optimized for the client software then in use by AOL Users; and (b) the Affiliated MP Site is designed and populated in a manner that minimized delays when AOL Users attempt to access such site.

4.  User Interface. MP will maintain a graphical user interface within the
    --------------
Affiliated MP Site that is competitive in all material respects with interfaces of other similar sites based on similar technology. AOL reserves the right to conduct focus group testing to assess compliance herewith.

5.  Service Level Response. MP agrees to provide the following service levels in
    ----------------------
response to problems with or improvements to the Affiliated MP Site:

* For material functions of software that are or have become substantially inoperable, MP will provide a bug fix or workaround within two (2) business days after the first report of such error.

* For functions of the software that are impaired or otherwise fail to operate in accordance with agreed upon specifications, MP will provide a bug fix or workaround within three (3) business days after the first report of such error.

* For errors disabling any certain non-essential functions, MP will provide a bug fix or workaround within sixty (60) days after the first report of such error.

* For all other errors, MP will address these requests on a case-by-case basis as soon as reasonably feasible.

6.  Monitoring. AOL Network Operations Center will work with a MP designated
    ----------
technical contact in the event of any performance malfunction or other emergency related to the Affiliated MP Site and will either assist or work in parallel with MP's contact using MP tools and procedures, as applicable. The Parties will develop a process to monitor performance and member behavior with respect to access, capacity, security and related issues both during normal operations and during special promotions/events.

7.  Telecommunications. The Parties agree to explore encryption methodology to
    ------------------
secure data communications between the Parties' data centers. The network between the Parties will be configured such that no single component failure will significantly impact AOL Users. The network will be sized such that no single line runs at more than 70% average utilization for a 5-minute peak in a daily period.

8.  Security Review. MP and AOL will work together to perform an initial
    ---------------
security review of, and to perform tests of, the MP system, network, and service security in order to evaluate the security risks and provide recommendations to MP, including periodic follow-up reviews as reasonably required by MP or AOL. MP will fix any security risks or breaches of security as may be identified by AOL's Operations Security. Specific services to be performed on behalf of AOL's Operations Security team will be as determined by AOL in its sole discretion.

9.  Technical Performance. MP will perform the following technical obligations
    ---------------------
(and any updates thereto provided by AOL from time to time):

* MP will design the Affiliated MP Site to support the Windows version of the Microsoft Internet Explorer 4.0 browser, and make commercially reasonable efforts to support all other AOL browsers listed at:
  "http://webmaster.info.aol.com/BrowTable.html."

* MP will configure the server from which it serves the site to examine the HTTP User-Agent field in order to identify the "AOL Member-Agents" listed at:
  "http://webmaster.info.aol.com/Brow2Text.html."

* MP will design its site to support HTTP 1.0 or later protocol as defined in RFC 1945 (available at "http://ds.intemic.net/rfc/rfc1945.text") and to adhere to AOL's parameters for refreshing cached information listed at "http://webmaster.info.aol.com/CacheText.html."

                                                                    Confidential


                                   EXHIBIT F

                  Standard Online Commerce Terms & Conditions
                  -------------------------------------------


1   AOL Network Distribution. MP will not authorize or permit any third party to
    ------------------------
distribute or promote the MP Products or any MP Interactive Site through the AOL Network absent AOL's prior written approval. The Promotions and any other promotion or advertisement purchased from or provided by AOL will link only to the Affiliated MP Site.

2   Provision of Other Content. In the event that AOL notifies MP that (i) as
    ---------------------------
reasonably determined by AOL, any Content within the Affiliated MP Site violates AOL's then-standard Terms of Service (as set forth on the America Online(R) brand service), the terms of this Agreement or any other standard, written AOL policy or (ii) AOL reasonably objects to the inclusion of any Content within the Affiliated MP Site (other than any specific items of Content which may be expressly identified in this Agreement), then MP will take commercially reasonable steps to block access by AOL Users to such Content using MP's then-available technology. In the event that MP cannot, through its commercially reasonable efforts, block access by AOL Users to the Content in question, then MP will provide AOL written notice of such fact. AOL may then, at its option, restrict access from the AOL Network to the Content in question using technology available to AOL. MP will cooperate with AOL's reasonable requests to the extent AOL elects to implement any such access restrictions.

3   Contests. MP will take all steps necessary to ensure that any contest,
    --------
sweepstakes or similar promotion conducted or promoted through the Affiliated MP Site (a "Contest") complies with all applicable federal, state and local laws and regulations

4   Navigational Icons. Subject to the prior consent of MP, which consent will
    ------------------
not be unreasonably withheld, AOL will be entitled to establish navigational icons, links and pointers connecting the Affiliated MP Site (or portions thereof) with either consent areas on or outside of the AOL Network.

5   Disclaimers. Upon AOL's request, MP agrees to include within the Affiliated
    -----------
MP Site a product disclaimer (the specific term and substance to be mutually agreed upon by the Parties) indicating that transactions are solely between MP and AOL Users purchasing MP Products from MP.

6   AOL Look and Feel. MP acknowledges and agrees that AOL will own all right,
    -----------------
title and interest in and to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within the AOL Network ("the AOL Look and Feel"), subject to MP's ownership rights in any MP trademarks or copyrighted material within the Affiliated MP Site.

7   Management of the Affiliated MP Site. MP will manage, review, create, edit,
    ------------------------------------
update and otherwise manage all MP Products available on or through the Affiliated MP Site, in a timely and professional manner and in accordance with the terms of this Agreement. MP will ensure that each Affiliated MP Site is current, accurate and well-organized at all times. MP warrants that the MP Products and other Content contained therein will not infringe on or violate any copyright, trademark, U.S. patent or any other third party right, including without limitation, any music performance or other music-related rights; (ii) will not violate AOL's then-applicable Terms of Service; and (iii) will not violate any applicable law or regulation, including those relating to contests, sweepstakes or similar promotions. Additionally, MP represents and warrants that it owns or has a valid license to all rights to any Licensed Content used in AOL "slideshow" or other formats ??????? elements such as graphics, animation and sound, free and clear of all encumbrances and without violating the rights of any other person or entity. MP also warrants that a reasonable basis exists for all MP Product performance or comparison claims appearing through the Affiliated MP Site. AOL will have no obligations with respect to the MP Products available on or through the Affiliated MP Site, including, but not limited to, any duty to review or monitor any such MP Products.

8   Duty to Inform. MP will promptly inform AOL of any information related to
    --------------
the MP Products of Affiliated MP Site which could reasonably lead to a claim, demand, or liability of or against AOL and/or its affiliates by any third party.

9   Customer Service. It is the sole responsibility of MP to provide customer
    ----------------
service to persons or entities purchasing MP Products through the AOL Network ("Customers"), MP will bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any MP Products offered, sold or licensed through the Affiliated MP Site, and AOL will have no obligations whatsoever with respect thereto. MP will receive all emails from Customers via a computer available to MP's customer service staff and generally respond to such emails within one business day of receipt. MP will receive all orders electronically and generally process all orders within one business day of receipt, provided MP Products ordered are not advance order items. MP will ensure that all orders of MP Products are received, processed, fulfilled and delivered on a timely and professional basis. MP will make all commercially reasonable efforts to have its vendors and/or manufacturers offer AOL Users who purchase MP Products through the Affiliated MP Site a money back satisfaction guarantee. To the extent that MP is unable to offer a money back satisfaction guarantee, MP shall inform all AOL Users who purchase MP Products that such a guarantee is not available. MP will bear all responsibility for compliance with federal, state and local laws in the event that MP Products are out of stock or are no longer available at the time an order is received. MP will also comply with the requirements of any federal, state or local consumer protection or disclosure law. Payment for MP Products will be collected by MP directly from customers. MP's order fulfillment operations will be subject to AOL's reasonable review.

10  Frequency Work. In the event that MP requests AOL's production assistance in
    --------------
connection with (i) ongoing programming and maintenance related to the Affiliated MP Site, (ii) a redesign of or addition to the Affiliated MP Site e.g., a change to an existing screen format or construction of a new custom form, (iii) production to satisfy work performance by a third party provider or
(iv) any other type of production work, MP will work with AOL to

                                                                    Confidential

develop a detailed production plan for the requested production assistance (the "Production Plan"). Following receipt of the final Production Plan, AOL will notify MP of (i) AOL's availability to perform the requested production work,
(ii) the proposed fee or fee structure for the requested production and maintenance work and (iii) the estimated development schedule for such work. To the extent the Parties reach agreement regarding implementation of agreed-upon Production Plan, such agreement will be reflected in a separate work order signed by the Parties. To the extent MP elects to retain a third party provider to perform any such production work, work produced by such third party provider must generally conform to AOL's production Standards & Practices (a copy of which will be supplied by AOL to MP upon request). The specific production resources which AOL allocates to any production work to be performed on behalf of MP will be as determined by AOL in its sole discretion.

11.  Overhead Accounts.  To the extent AOL has granted MP any overhead accounts
     -----------------
on the AOL Service, MP will be responsible for the actions taken under or through its overhead accounts, which actions are subject to AOL's applicable Terms of Service and for any surcharges, including, without limitation, all premium charges, transaction charges, and any applicable communication surcharges incurred by any overhead Account issued to MP, but MP will not be liable for charges incurred by any overhead account relating to AOL's standard monthly usage fees and standard hourly charges, which charges AOL will bear. Upon the termination of this Agreement, all overhead accounts, related screen names and any associated usage credits or similar rights, will automatically terminate. AOL will have no liability for loss of any data or content related to the proper termination of any overhead account.

12.  AOL User Communications.  To the extent MP sends any form of communications
     -----------------------
to AOL Users, MP will promote the Affiliated MP Site as the location at which to purchase Products (as compared to any more general or other site or location). In addition, MP will not encourage AOL Users to take any action inconsistent with the scope and purpose of this Agreement, including without limitation, the following actions: (a) using Content other than the Licensed Content;
(b) bookmarking of Interactive Sites other than the Affiliated MP Site;
(c) using Interactive Sites other than those covered by the revenue-sharing provisions herein; (d) changing the default home page on the AOL browser; or
(e) using any Interactive Service other than AOL.

13.  Merchant Certification Program.  MP will participate in any generally
     ------------------------------
applicable "Certified Merchant" program operated by AOL or its authorized agents or contractors. Such program may require merchant participants on an ongoing basis to meet certain reasonable standards relating to provision of electronic commerce through the AOL Network (including, as a minimum, use of 40-bit SSL encryption and if requested by AOL, 128-bit encryption) and may also require the payment of certain reasonable certification fees to the applicable entity operating the program. Each Certified Merchant in good standing will be entitled to place on its affiliated Interactive Site an AOL designed and approved button promoting the merchants status as an AOL Certified Merchant.

                                                                    Confidential


                                   EXHIBIT G
                      Standard Legal Terms and Conditions
                      -----------------------------------


Promotional Materials/Press Releases.  Each Party will submit to the other
------------------------------------
Party, for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising, press releases, and all other promotional materials related to the Affiliated MP Site and/or referencing the other Party and/or its trade names, trademarks, and service marks (the "Materials"); provided, however, that either Party's use of screen shots of the Affiliated MP Site for promotional purposes will not require the approval of the other Party so long as American Online(R) is clearly identified as the source of such screen shots. Each Party will solicit and reasonably consider the views of all the other Party in designing and implementing such Materials. Once approved, the Materials may be used by a Party and its affiliates for the purpose of promoting the Affiliated MP Site and the content contained therein and reused for such purpose until such approval is withdrawn with reasonable prior notice. In the event such approval is withdrawn, existing inventories of Materials may be depleted. Notwithstanding the foregoing, either Party may issue press releases and other disclosures as required by law or as reasonably advised by legal counsel without the consent of the other Party and in such event, prompt notice thereof will be provided to the other Party.

2    License.  MP hereby grants AOL a non-exclusive worldwide license to market,
     -------
license, distribute, reproduce, display, perform, transmit and promote the Licensed Content (or any portion thereof) through such areas or features of the AOL Network as AOL deems appropriate and in accordance with the terms of this Agreement. MP acknowledges and agrees that the foregoing license permits AOL to distribute portions of the Licensed Content in synchronism or timed relation with visual materials prepared by MP or AOL (e.g., as part of an AOL "slideshow"). In addition, AOL Users will have the right to access and use the Affiliated MP Site.

3    Trademark License.  In designing and implementing the Materials and subject
     -----------------
to the other provisions contained herein, MP will be entitled to use the following trade names, trademarks, and service marks of AOL: the "America Online(R)" brand service, "AOL(TM) service/software and AOL's triangle logo: and AOL and its affiliates will be entitled to use the trade names, trademarks, and service marks of MP (collectively, together with the AOL marks listed above, the "Marks"); provided that each Party; (i) does not create a unitary composite mark involving a Mark of the other Party without the prior written approval of such other Party; and (ii) displays symbols and notices clearly and sufficiently indicating the trademark status and ownership of the other Party's Marks in accordance with applicable trademark law and practice.

4.   Ownership of Trademarks.  Each Party acknowledges the ownership of the
     -----------------------
other Party in the Marks of the other Party and agrees that all use of the other Party's Marks will inure to the benefit, and be on behalf, of the other Party. Each Party acknowledges that its utilization of the other Party's Marks will not create in it, nor will it represent it has, any right, title, or interest in or to such Marks other than the licenses expressly granted herein. Each Party agrees not to do anything contesting or impairing the trademark rights of the other Party.

5.   Quality Standards.  Each Party agrees that the nature and quality of its
     -----------------
products and services supplied in connection with the other Party's Marks will conform to quality standards set by the other Party. Each Party agrees to supply the other Party, upon request, with a reasonable number of samples of any Materials publicly disseminated by such Party which utilize the other Party's Marks. Each Party will comply with all applicable laws, regulations, and customs and obtain any required government approvals pertaining to use of the other Party's marks.

6    Infringement Proceedings.  Each Party agrees to promptly notify the other
     ------------------------
Party of any unauthorized use of the other Party's Marks of which it has actual knowledge. Each Party will have the sole right and discretion to bring proceedings alleging infringement of its Marks or unfair competition related thereto; provided, however, that each Party agrees to provide the other Party with its reasonable cooperation and assistance with respect to any such infringement proceedings.

7    Representations and Warranties.  Each Party represents and warrants to the
     ------------------------------
other Party that (i) such Party has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder; (ii) the execution of this Agreement by such Party, and the performance by such Party of its obligations and duties hereunder, do not and will not violate any agreement to which such Party is a party or by which it is otherwise bound; (iii) when executed and delivered by such Party, this Agreement will constitute the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms; and (iv) such Party acknowledges that the other Party makes no representations, warranties or agreements related to the subject matter hereof that are not expressly provided for in this Agreement. MP hereby represents and warrants that it possesses all authorizations, approvals, consents, licenses, permits, certificates or other rights and permissions necessary to sell the MP Products.

8    Confidentiality.  Each Party acknowledges that Confidential Information may
     ---------------
be disclosed to the other Party during the course of this Agreement. Each Party agrees that it will take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the term of this Agreement, and for a period of three years following expiration or termination of this Agreement, to prevent the duplication or disclosure of Confidential Information of the other Party, other than by or to its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who will each agree to comply with this section. Notwithstanding the foregoing, either Party may issue a press release or other disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party will provide at least five (5) business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of the Securities and Exchange Commission or any other applicable governing body, such Party will (i) redact mutually agreed upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and

                                                                    Confidential

(ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment under the laws, rules and regulations of the Securities and Exchange Commission or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of any other applicable governing body. Notwithstanding anything to the contrary contained herein, AOL agrees that MP may disclose to prospective investors of MP the existence of this Agreement, a mutually acceptable summary of the general terms of this Agreement, and information concerning the terms of the Warrants issuable to AOL pursuant to this Agreement provided, however, that MP shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, to protect the information provided to any such prospective investors.

9    Limitation of Liability; Disclaimer Indemnification.
     ---------------------------------------------------

9.1  Liability.  UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER
     ---------
PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM BREACH OF THE AGREEMENT, THE SALE OF MP PRODUCTS, THE FRAUDULENT PURCHASE OF MP PRODUCTS, THE USE OR INABILITY TO USE THE AOL NETWORK, THE AOL SERVICE, AOLCOM OR THE AFFILIATED MP SITE, OR ARISING FROM ANY OTHER PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS ("COLLECTIVELY, "DISCLAIMED DAMAGES"); PROVIDED THAT EACH PARTY WILL REMAIN LIABLE TO THE OTHER PARTY TO THE EXTENT ANY DISCLAIMED DAMAGES ARE CLAIMED BY A THIRD PARTY AND ARE SUBJECT TO INDEMNIFICATION PURSUANT TO SECTION 9.3. EXCEPT AS PROVIDED IN SECTION 9.3, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR MORE THAN THE AMOUNTS PAYABLE HEREUNDER IN THE YEAR IN WHICH ANY DISCLAIMED DAMAGES FOR WHICH INDEMNIFICATION IS SOUGHT ARISES OR ACCRUES; PROVIDED THAT EACH PARTY WILL REMAIN LIABLE FOR THE AGGREGATE AMOUNT OF ANY PAYMENT OBLIGATIONS OWED TO THE OTHER PARTY PURSUANT TO SECTION 4.

9.2  No Additional Warranties.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT,
     ------------------------
NEITHER PARTY MAKES ANY, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING THE AOL NETWORK, THE AOL SERVICE, AOLCOM OR THE AFFILIATED MP SITE, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AOL SPECIFICALLY DISCLAIMS ANY WARRANTY REGARDING THE PROFITABILITY OF THE AFFILIATED MP SITE.

9.3  Indemnity.  Either Party will defend, indemnify, save and hold harmless the
     ---------
other Party and the officers, directors, agents, affiliates, distributors, franchisees and employees of the other Party from any and all third party claims, demands, liabilities, costs or expenses, including reasonable attorneys fees ("Liabilities"), resulting from the indemnifying Party's material breach of any duty, representation, or warranty of this Agreement, except where Liabilities result from the gross negligence or knowing and willful misconduct of the other Party.

9.4  Claims.  Each Party agrees to (i) promptly notify the other Party in
     ------
writing of any indemnifiable claim and give the other Party the opportunity to defend or negotiate a settlement of any such claim at such other Party's expense, and (ii) cooperate fully with the other Party, at that other Party's expense, in defending or settling such claim. AOL reserves the right, at its own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by MP hereunder, and in such event, MP will have no further obligation to provide indemnification for such matter hereunder.

9.5  Acknowledgment.  AOL and MP each acknowledges that the provisions of this
     --------------
Agreement were negotiated to reflect an informed, voluntary allocation between them of all risks (both known and unknown) associated with the transactions contemplated hereunder. The limitations and disclaimers related to warranties and liability contained in this Agreement are intended to limit the circumstances and extent of liability. The provisions of this Section 9 will be enforceable independent of any severable from any other enforceable or unenforceable provision of this Agreement.

10   Solicitation of AOL Users.  During the term of this Agreement, and for the
     -------------------------
two-year period following the expiration or termination of this Agreement, neither MP nor its agents will use the AOL Network to (i) solicit, or participate in the solicitation of AOL Users when that solicitation is for the benefit of any entity (including MP) which could reasonably be construed to be or become in competition with AOL or (ii) promote any services which could reasonably be construed to be in competition with AOL including but not limited to, services available through the internet. In addition, MP may not send AOL Users e-mail communications promoting MP's Products through the AOL Network without a "Prior Business Relationship." For purposes of this Agreement, a "Prior Business Relationship" will mean that the AOL User has either (i) engaged in a transaction with MP through the AOL Network or (ii) voluntarily provided information to MP through a contest, registration, or other communication, which included notice to the AOL User that the information provided by the AOL User could result in an e-mail being sent to that AOL User by MP or its agents. A Prior Business Relationship does not exist by virtue of an AOL User's visit to an Affiliated MP Site (absent the elements above). More generally, MP will be subject to any standard policies regarding e-mail distribution through the AOL Network which AOL may implement.

11   Collection of User Information.  MP is prohibited from collecting AOL
     ------------------------------
Member screennames or AOL User email addresses from public or private areas of the AOL Network, except as specifically provided below. MP will ensure that any survey, questionnaire or other means of collecting AOL Member screennames or AOL User email addresses, names, addresses or other identifying information ("User information"), including, without limitation, requests directed to specific AOL Member screennames or AOL User email addresses and automated methods of collecting such information (an "Information Request") complies with (i) all applicable laws and regulations and (ii) any privacy policies which have been issued by AOL ??????? during the Term (the "AOL Privacy Policies"). Each Information Request will clearly and conspicuously specify to the AOL Users at issued the purpose for which User

                                                                    Confidential

information collected through the Information Request will be used (the "Specified Purpose").

12   Use of User Information. MP will restrict use of the User Information
     -----------------------
collected through an Information Request to the Specified Purpose. In no event will MP (i) provide User Information to any third party (except to the extent specifically (a) permitted under the AOL Privacy Policies or (b) authorized by the members in question), (ii) rent, sell or barter User Information, (iii) identify, promote or otherwise disclose such User Information in a manner that identifies AOL Users as end-users of the AOL Service, AOL.com or the AOL
Network or (iv) otherwise use any User Information in contravention of Section 11 above. Notwithstanding the foregoing, in the case of AOL Members who purchase MP Products from MP, MP will be entitled to use User Information from such AOL Members as part of MP's aggregate list of Customers; provided that MP's use does not in any way identify, promote or otherwise disclose such User Information in a manner that identifies such AOL Members as end-users of the AOL Service. AOL.com or the AOL Network. In addition, MP will not use any User Information for any purpose (including any Specified Purpose) not directly related to the business purpose of the Affiliated MP Site.

13   Excuse. Neither Party will be liable for, or be considered in breach of or
     ------
default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such Party's reasonable control and which such Party is unable to overcome by the exercise of reasonable diligence.

14   Independent Contractors. The Parties to this Agreement are independent
     -----------------------
contractors. Neither Party is an agent, representative or partner of the other Party. Neither Party will have any right, power or authority to enter into any agreement for or on behalf or, or incur any obligation or liability of, or to otherwise bind, the other Party. This Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party.

15   Notice. Any notice, approval, request, authorization, direction or other
     ------
communication under this Agreement will be given in writing and will be deemed to have been delivered and given for all purposes on the delivery date if delivered by electronic mail on the AOL Network or (i) on the delivery date if delivered personally to the Party to whom the same is directed: (ii) one business day after deposit with a commercial overnight carrier, with written verification of receipt, or (iii) five business days after the mailing date, whether or not actually received, if sent by U.S. mail, return receipt requested, postage and charges prepaid, or any other means of rapid mail delivery for which a receipt is available, to the person(s) specified below at the address of the Party set forth in the first paragraph of this Agreement.

16   No Waiver. The failure of either Party to insist upon or enforce strict
     ---------
performance by the other Party or any provision of this Agreement or to exercise any right under this Agreement will not be construed as a waiver or relinquishment to any extent of such Party's right to assert or rely upon any such provision or right in that or any other instance; rather, the same will be and remain in full force and effect.

17   Return of Information. Upon the expiration or termination of this
     ---------------------
Agreement, each Party will, upon the written request of the other Party, return or destroy (at the option of the Party receiving the request) all confidential information, documents, manuals and other materials specified the other Party.

18   Survival. Sections 9 through 12 of this Exhibit G, will survive the
     --------
completion, expiration, termination or cancellation of this Agreement.

19   Entire Agreement. This Agreement sets forth the entire agreement and
     ----------------
supersedes any and all prior agreements of the Parties with respect to the transactions set forth herein. Neither Party will be bound by, and each Party specifically objects to, any term, condition or other provision which is different from or in addition to the provisions of this Agreement (whether or not it would materially alter this Agreement) and which is proffered by the other Party in any correspondence or other document, unless the Party to be bound thereby specifically agrees to such provision in writing.

20   Amendment. No change, amendment or modification of any provision of this
     ---------
Agreement will be valid unless set forth in a written instrument signed by the Party subject to enforcement of such amendment by an executive of at least the same standing to the executive who signed the Agreement.

21   Further Assurances. Each Party will take such action (including, but not
     ------------------
limited to, the execution, acknowledgment and delivery of documents) as may reasonably be requested by any other Party for the implementation or continuing performance of this Agreement.

22   Assignment. MP will not assign this Agreement or any right, interest or
     ----------
benefit under this Agreement without the prior written consent of AOL. Subject to the foregoing, this Agreement will be fully binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns.

23   Construction; Severability. In the event that any provision of this
     --------------------------
Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties to this Agreement, (i) such provision will be deemed to be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law, and (ii) the remaining terms, provisions, covenants and restrictions of this Agreement will remain in full force and affect.

24   Remedies. Except where otherwise specified, the rights and remedies granted
     --------
to a Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the Party may possess at law or in equity; provided that, in connection with any dispute hereunder, MP will not be entitled to offset any amounts that it claims to be due and payable from AOL against amounts otherwise payable by MP to AOL.

25   Applicable Law, Jurisdiction. This Agreement will be interpreted, construed
     ----------------------------
and enforced in all respects in accordance with the laws of the Commonwealth of Virginia except for its conflicts of laws principles. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the federal courts situated in the Commonwealth of Virginia, in connection with any action to enforce the provisions of this Agreement, to recover damages or other relief for breach or default under this Agreement, or otherwise arising under or by reason of this Agreement.

26   Expert Controls. Both Parties will adhere to all applicable laws,
     ---------------
regulations and rules relating to the expert

                                                                    Confidential


of technical data and will not export or re-export any technical data, any products received from the other Party or the direct product of such technical data to any prescribed country listed in such applicable laws, regulations and rules unless properly authorized.

27         Headings.  The captions and headings used in this Agreement are
           --------
inserted for convenience only and will not affect the meaning or interpretation of this Agreement.

28         Counterparts.  This Agreement may be executed in counterparts, each
           ------------
of which will be deemed an original and all of which together will constitute one and the same document.

                                                                    Confidential

                                   EXHIBIT H

                                MP COMPETITORS

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

[XXXXXX]

Cyberian retains the right to add to this list from time to time as new competitors enter the market subject to the prior approval of AOL, which approval shall not be unreasonably withheld.